PIONEER
MID CAP
VALUE FUND

SEMIANNUAL
REPORT
4/30/02

[PIONEER INVESTMENTS(R) LOGO]

TABLE OF CONTENTS

Letter from the President                                1
Portfolio Summary                                        2
Performance Update                                       3
Portfolio Management Discussion                          7
Schedule of Investments                                 10
Financial Statements                                    18
Notes to Financial Statements                           25
Trustees, Officers and Service Providers                30
The Pioneer Family of Funds                             31
Retirement Plans from Pioneer                           32
Programs and Services for Pioneer Shareowners           34

PIONEER MID CAP VALUE FUND

LETTER FROM THE PRESIDENT 4/30/02

DEAR SHAREOWNERS,

The market's upward tilt since last fall suggests that investors have been repositioning portfolios in anticipation of better economic times. Low interest rates and lower taxes are among the keys to their optimistic mood.

That optimism appears to have been justified. Judging by recent reports, the U.S. economy has absorbed the shock of September 11 and, for the most part, moved closer to normalcy. A mild upturn is now underway, according to Federal Reserve Board figures, and what may have been the briefest and shallowest of post-World War II recessions is probably behind us. In early May, the Fed's Open Market Committee noted that the economy was benefiting in particular from a brighter inventory picture; excess inventories have largely been absorbed and investment in new inventory has begun. Other encouraging economic signs include a pickup in manufacturing and increased demand in most - but not all - sectors.

Shifts in the economic weather sometimes lead us to shift our ground - we're tempted to seek shelter when the outlook is cloudy, then rush back out as soon as skies brighten. But if market behavior of recent years has taught us anything, it's that the basic lessons of sound investing - a long-term view and diversification - still apply. Jumping in and out of the market with each variation in climate is often no more than guesswork. It's not TIMING the market that yields solid returns, but TIME IN the market. And well-diversified portfolios, those that include growth and value stocks as well as bonds, always have the potential to hold up better in downturns than portfolios that concentrate on a single investment type.

PLANNING IS NEVER OUT OF SEASON

Although memories of April 15 have receded, it's not too early to think about reducing next year's taxes. A logical first step is to go over this year's return with a qualified professional. In that process you could uncover several tax-cutting ideas, including newly expanded opportunities for owners of IRAs, sole proprietors and participants in corporate retirement plans. Your financial advisor can also explain the benefits of saving for retirement with Pioneer's tax-sensitive investment options.

You can learn more about Pioneer's mutual funds and all of our products and services at www.pioneerfunds.com. For questions about the Pioneer funds you own and advice on additional purchases, please contact your financial advisor.

All of us at Pioneer appreciate your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

PORTFOLIO SUMMARY 4/30/02

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                                        92%
Short-Term Cash Equivalents                                5%
Depositary Receipts for International Securities           3%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

Financials                                 22.4%
Consumer Discretionary                     18.6%
Industrials                                16.7%
Health Care                                 9.1%
Information Technology                      8.4%
Energy                                      7.4%
Consumer Staples                            5.1%
Utilities                                   4.9%
Materials                                   4.4%
Telecommunications Services                 3.0%

10 LARGEST HOLDINGS
(As a percentage of equity holdings)

1.   Imation Corp.                      3.12%
2.   Manor Care, Inc.                   2.25
3.   Alltel Corp.                       1.92
4.   John H. Harland Co.                1.69
5.   Fortune Brands, Inc.               1.65
6.   Markel Corp.                       1.54%
7.   Charter One Financial, Inc.        1.49
8.   Wellpoint Health Networks Inc.     1.32
9.   Storage Technology Corp.           1.30
10.  NCR Corp.                          1.30

Fund holdings will vary for other periods.

PERFORMANCE UPDATE 4/30/02                                        CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                  4/30/02            10/31/01
                            $20.74             $19.29
DISTRIBUTIONS PER SHARE    INCOME             SHORT-TERM        LONG-TERM
(10/31/01-4/30/02)         DIVIDENDS          CAPITAL GAINS     CAPITAL GAINS
                                --                 --              $1.367

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid Cap Value Fund at public offering price, compared to the growth of the Standard & Poor's (S&P) 500 Index, the Russell Midcap Value Index and the Lipper Growth Funds Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of April 30, 2002)

                              PUBLIC
                NET ASSET    OFFERING
PERIOD            VALUE       PRICE*
10 Years          13.54%      12.87%
5 Years           10.32        9.02
1 Year             4.20       -1.79

[CHART]

GROWTH OF $10,000

                PIONEER
             MID CAP VALUE         S&P          RUSSELL MIDCAP    LIPPER GROWTH
                  FUND*         500 INDEX        VALUE INDEX      FUNDS INDEX
  4/92           $9,425          $10,000           $10,000          $10,000
                 $8,821          $10,248           $10,531          $10,246
                $12,048          $11,772           $12,974          $12,191
 10/94          $14,341          $12,230           $13,245          $12,440
                $17,112          $15,455           $16,218          $15,423
                $19,356          $19,165           $19,649          $18,043
                $23,745          $25,320           $26,028          $23,163
 10/98          $21,670          $30,887           $27,525          $26,378
                $23,842          $38,802           $29,094          $34,112
                $28,612          $41,156           $32,544          $38,207
                $29,142          $30,921           $32,099          $25,848
  4/02          $33,560          $31,636           $38,567          $26,262

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

     The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book and lower forecasted growth values. The Lipper Growth Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Russell Midcap Value Index is more representative of the Fund's value-oriented style than the S&P 500 Index, and the Fund will compare its performance to the Russell Midcap Value Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 4/30/02                                        CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                  4/30/02            10/31/01
                           $19.34             $18.14
DISTRIBUTIONS PER SHARE    INCOME             SHORT-TERM        LONG-TERM
(10/31/01-4/30/02)         DIVIDENDS          CAPITAL GAINS     CAPITAL GAINS
                               --                 --             $1.367

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to the growth of the Standard & Poor's (S&P) 500 Index, the Russell Midcap Value Index and the Lipper Growth Funds Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of April 30, 2002)

                    IF          IF
PERIOD             HELD      REDEEMED*
Life-of-Class     12.25%      12.25%
(4/4/94)
5 Years            9.46        9.33
1 Year             3.38       -0.46

[CHART]

GROWTH OF $10,000+

                 PIONEER
              MID CAP VALUE       S&P          RUSSELL MIDCAP    LIPPER GROWTH
                  FUND*        500 INDEX        VALUE INDEX      FUNDS INDEX
 4/94           $10,000         $10,000           $10,000          $10,000
                $11,154         $10,632           $10,260          $10,374
                $13,209         $13,435           $12,563          $12,861
10/96           $14,829         $16,661           $15,222          $15,046
                $18,047         $22,011           $20,163          $19,315
                $16,356         $26,851           $21,323          $21,996
10/99           $17,847         $33,732           $22,538          $28,446
                $21,246         $35,778           $25,211          $31,861
                $21,461         $26,881           $24,866          $21,555
 4/02           $24,619         $27,502           $29,877          $21,900

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

+ Index comparisons begin 4/30/94. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book and lower forecasted growth values. The Lipper Growth Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Russell Midcap Value Index is more representative of the Fund's value-oriented style than the S&P 500 Index, and the Fund will compare its performance to the Russell Midcap Value Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 4/30/02                                        CLASS C SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
 PER SHARE                         4/30/02            10/31/01
                                   $19.22             $18.04
 DISTRIBUTIONS PER SHARE           INCOME             SHORT-TERM        LONG-TERM
  (10/31/01-4/30/02)               DIVIDENDS          CAPITAL GAINS     CAPITAL GAINS
                                      --                    --             $1.367

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid Cap Value Fund at public offering price, compared to the growth of the Standard & Poor's (S&P) 500 Index, the Russell Midcap Value Index and the Lipper Growth Funds Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of April 30, 2002)

                 NET ASSET  PUBLIC OFFERING
PERIOD             VALUE      PRICE/CDSC*
Life-of-Class     9.17%      8.99%
(1/31/96)
5 Years           9.40       9.18
1 Year            3.35       2.32

[CHART]

GROWTH OF $10,000

                PIONEER
             MID CAP VALUE         S&P        RUSSELL MIDCAP    LIPPER GROWTH
                 FUND*          500 INDEX       VALUE INDEX      FUNDS INDEX
 1/96            $9,900         $10,000           $10,000          $10,000
10/96           $10,344         $11,274           $11,094          $11,003
                $12,593         $14,894           $14,696          $14,124
                $11,411         $18,169           $15,541          $16,085
10/99           $12,441         $22,825           $16,427          $20,801
                $14,795         $24,210           $18,374          $23,298
                $14,937         $18,189           $18,123          $15,762
 4/02           $17,131         $18,610           $21,775          $16,014

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

     The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book and lower forecasted growth values. The Lipper Growth Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Russell Midcap Value Index is more representative of the Fund's value-oriented style than the S&P 500 Index, and the Fund will compare its performance to the Russell Midcap Value Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 4/30/02                                        CLASS Y SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                         4/30/02            10/31/01
                                  $21.03             $19.50
 DISTRIBUTIONS PER SHARE           INCOME             SHORT-TERM        LONG-TERM
  (10/31/01-4/30/02)               DIVIDENDS          CAPITAL GAINS     CAPITAL GAINS
                                      --                    --             $1.367

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to the growth of the Standard & Poor's (S&P) 500 Index, the Russell Midcap Value Index and the Lipper Growth Funds Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of April 30, 2002)

                     IF         IF
PERIOD              HELD     REDEEMED*
Life-of-Class       7.19%     7.19%
(7/2/98)
1 Year              4.69      4.69

[CHART]

GROWTH OF $10,000+

                PIONEER
             MID CAP VALUE         S&P        RUSSELL MIDCAP    LIPPER GROWTH
                 FUND*          500 INDEX       VALUE INDEX      FUNDS INDEX
 7/98           $10,000         $10,000           $10,000          $10,000
10/98            $8,861          $9,844            $9,685           $9,574
                 $9,795         $12,367           $10,237          $12,381
10/00           $11,809         $13,117           $11,451          $13,867
                $12,088          $9,855           $11,295           $9,382
 4/02           $13,953         $10,083           $13,571           $9,532

*    Assumes reinvestment of distributions.

+ Index comparisons begin 7/31/98. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book and lower forecasted growth values. The Lipper Growth Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Russell Midcap Value Index is more representative of the Fund's value-oriented style than the S&P 500 Index, and the Fund will compare its performance to the Russell Midcap Value Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGEMENT DISCUSSION 4/30/02

With a backdrop of investor uncertainty about the economy and the overall stock market, strategies emphasizing reasonably priced stocks of mid-sized companies outperformed more aggressive approaches to equity investing during the six months ended April 30, 2002. In the following discussion, Rod Wright, who is responsible for the day-to-day portfolio supervision of Pioneer Mid Cap Value Fund, provides an update on the Fund, its investment strategies and the economic environment during the six-month period.

Q:   HOW DID THE FUND PERFORM?

A: For the six-month period ended April 30, 2002, the Fund's Class A shares had a total return of 15.16%, while Class B and Class C shares had returns of 14.72% and 14.69%, respectively, all at net asset value. During the same period, the Standard & Poor's 500 Index, reflecting the performance of large company stocks, returned 2.31%, while the Russell Midcap Value Index returned 20.15%.

Q:   WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: Mid-cap value stocks were one of the better-performing areas of the market during the six months as investors tried to assess the economy, corporate earnings and the stability of the world economy in the aftermath of September 11th. During this period, we continued to follow our value investment discipline based on the fundamental analysis of stocks. This approach, which has enabled the Fund to post consistent, positive returns through a volatile market over the past three years, involves the search for good companies with reasonable stock prices. Our goal is to have consistent performance with less risk than competitive funds.

     In general our stock selection was successful, although despite our underweighting utilities, our holdings among non-regulated energy generation and distribution companies suffered in the wake of the controversy surrounding Enron. During the period, we emphasized stocks in industries such as technology, energy and defense contracting. Holdings in each of those industries contributed to performance. While we were underweighted in banks, our stock selection in that industry was excellent and helped support Fund returns.

Q:   WHAT TYPE OF INVESTMENTS CONTRIBUTED POSITIVELY TO FUND PERFORMANCE?

A: Consumer-discretionary stocks constituted the best-performing sector during the past six months. The Limited, a company with a variety of retail chains including The Limited and Victoria's Secret, performed particularly well. At a time when retail stocks proved popular, The Limited started the period with a very inexpensive stock price and a management team focused on building shareholder value. USA Networks, an entertainment company with properties encompassing a number of cable networks such as the Home Shopping Network and USA Network as well as the Ticketmaster service, rose significantly as investors anticipated an improvement in advertising spending trends. Lone Star Steakhouse & Saloon performed well as management led a dramatic improvement in business results and invited offers for acquisition of the company.

     Energy-related stocks were also stand-outs as the price of oil rose from $19 per barrel to $27. Drillers and equipment services companies such as Ensco International, B.J. Services, Tidewater and Weatherford International turned in particularly strong performance. Exploration and production companies also contributed to the Fund's returns.

Q:   WHAT TYPES OF STOCKS DID NOT LIVE UP TO EXPECTATIONS?

A: Health care stocks proved disappointing. Stocks of generic pharmaceutical manufacturers Alpharma, Mylan Labs and IVAX each fell after announcing disappointing earnings. While we did not own Enron, the market reaction to the controversy surrounding that energy trading company affected several holdings, including Calpine, Williams Companies and Aquila. When stocks prove disappointing, we take a hard look at the company fundamentals in relation to the value of the stock. While we have sold our position in Calpine, we continue to hold Williams and Aquila because we believe that both companies have long-term value.

Q:   WHAT IS YOUR OUTLOOK?

A: We are relatively optimistic, despite some concerns about potential weakness of the dollar and the effects of the crisis in the Middle East.

     Overall, we continue to see opportunities in mid-cap value stocks. We are reasonably positive about the direction of the economy, believing we are closer to the end of the economic slump than the beginning. Overall, we think many securities have attractive risk-reward characteristics.

     We intend to remain with our long-term approach, designed to give the investor the opportunity to achieve consistent, positive returns over a number of years with less risk than other more aggressive strategies.

SCHEDULE OF INVESTMENTS 4/30/02 (UNAUDITED)

SHARES                                                                                         VALUE
                       COMMON STOCKS - 94.7%
                       ENERGY - 7.0%
                       OIL & GAS DRILLING - 2.3%
        372,200        ENSCO International, Inc.                                       $  12,565,472
        200,000        Tidewater, Inc.                                                     8,700,000
        275,000        Weatherford Intl, Inc.*                                            13,714,250
                                                                                       -------------
                                                                                       $  34,979,722
                                                                                       -------------
                       OIL & GAS EXPLORATION & PRODUCTION - 2.7%
        300,000        Burlington Resources, Inc.                                      $  13,329,000
        625,000        Ocean Energy Inc.                                                  13,375,000
        565,000        Pioneer Natural Resources Co.*                                     13,554,350
                                                                                       -------------
                                                                                       $  40,258,350
                                                                                       -------------
                       OIL & GAS REFINING & MARKETING - 2.0%
        200,000        Ashland, Inc.                                                   $   8,166,000
        300,000        Sun Company, Inc.                                                  10,314,000
        275,000        Valero Energy Corp.                                                11,869,000
                                                                                       -------------
                                                                                       $  30,349,000
                                                                                       -------------
                       TOTAL ENERGY                                                    $ 105,587,072
                                                                                       -------------
                       MATERIALS - 4.2%
                       ALUMINUM - 0.6%
        250,000        Alcoa, Inc.                                                     $   8,507,500
                                                                                       -------------
                       COMMODITY CHEMICALS - 0.5%
        175,000        Air Products & Chemicals, Inc.                                  $   8,408,750
                                                                                       -------------
                       DIVERSIFIED CHEMICALS - 0.7%
        200,000        PPG Industries, Inc.                                            $  10,462,000
                                                                                       -------------
                       DIVERSIFIED METALS & MINING - 1.2%
      1,000,000        Freeport-McMorran Copper & Gold, Inc. (Class B)*                $  17,760,000
                                                                                       -------------
                       PAPER PRODUCTS - 0.8%
        250,000        Bowater, Inc.                                                   $  11,920,000
                                                                                       -------------
                       PRECIOUS METALS & MINERALS - 0.4%
        200,000        Newmont Mining Corp.                                            $   5,702,000
                                                                                       -------------
                       TOTAL MATERIALS                                                 $  62,760,250
                                                                                       -------------
                       CAPITAL GOODS - 9.0%
                       AEROSPACE & DEFENSE - 1.5%
        125,000        General Dynamics Corp.                                          $  12,136,250

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                                         VALUE
                       AEROSPACE & DEFENSE - (CONTINUED)
        300,000        Precision Cast Parts Corp.                                      $  10,611,000
                                                                                       -------------
                                                                                       $  22,747,250
                                                                                       -------------
                       ELECTRICAL COMPONENTS & EQUIPMENT - 3.4%
        575,000        American Power Conversion Corp.*                                $   7,388,750
        325,000        Cooper Industries Inc.                                             14,235,000
        800,000        Sanmina-SCI Corp.*                                                  8,320,000
      1,200,000        Symbol Technologies, Inc.                                          10,152,000
        475,000        Vishay Intertechnology, Inc.*                                      10,445,250
                                                                                       -------------
                                                                                       $  50,541,000
                                                                                       -------------
                       INDUSTRIAL CONGLOMERATES - 2.3%
        175,000        American Standard Companies, Inc.*                              $  13,072,500
        275,000        Energizer Holdings Inc.*                                            6,572,500
        225,000        ITT Industries, Inc.                                               15,718,500
                                                                                       -------------
                                                                                       $  35,363,500
                                                                                       -------------
                       INDUSTRIAL MACHINERY - 1.8%
        350,000        Deere & Co.                                                     $  15,666,000
        400,000        Kaydon Corp.                                                       11,396,000
                                                                                       -------------
                                                                                       $  27,062,000
                                                                                       -------------
                       TOTAL CAPITAL GOODS                                             $ 135,713,750
                                                                                       -------------
                       COMMERCIAL SERVICES & SUPPLIES - 5.2%
                       COMMERCIAL PRINTING - 1.6%
        800,000        John H. Harland Co.                                             $  24,080,000
                                                                                       -------------
                       DATA PROCESSING SERVICES - 1.7%
        200,000        Amdocs Ltd.*                                                    $   4,180,000
        500,000        CSG Systems International, Inc.*                                   13,110,000
        325,000        Equifax Inc.                                                        8,879,000
                                                                                       -------------
                                                                                       $  26,169,000
                                                                                       -------------
                       DIVERSIFIED COMMERCIAL SERVICES - 1.2%
        575,000        Regis Corp.                                                     $  17,284,500
                                                                                       -------------
                       ENVIRONMENTAL SERVICES - 0.7%
        500,000        Republic Services Inc.*                                         $   9,900,000
                                                                                       -------------
                       TOTAL COMMERCIAL SERVICES & SUPPLIES                            $  77,433,500
                                                                                       -------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                                         VALUE
                       TRANSPORTATION - 1.7%
                       AIRLINES - 0.9%
         42,190        ExpressJet Holdings Inc.*                                       $     605,427
        675,000        Southwest Airlines Co.                                             12,291,750
                                                                                       -------------
                                                                                       $  12,897,177
                                                                                       -------------
                       RAILROADS - 0.8%
        250,000        Canadian National Railway Co.                                   $  11,962,500
                                                                                       -------------
                       TOTAL TRANSPORTATION                                            $  24,859,677
                                                                                       -------------
                       AUTOMOBILES & COMPONENTS - 1.7%
                       AUTO PARTS & EQUIPMENT - 1.0%
        725,000        Dana Corp.                                                      $  14,688,500
                                                                                       -------------
                       AUTOMOBILE MANUFACTURERS - 0.7%
        250,000        Cummins, Inc.                                                   $  10,637,500
                                                                                       -------------
                       TOTAL AUTOMOBILES & COMPONENTS                                  $  25,326,000
                                                                                       -------------
                       CONSUMER DURABLES & APPAREL - 6.6%
                       APPAREL & ACCESSORIES - 1.1%
        900,000        The Limited, Inc.                                               $  17,244,000
                                                                                       -------------
                       HOUSEWARES & SPECIALTIES - 1.6%
        450,000        Fortune Brands, Inc.                                            $  23,517,000
                                                                                       -------------
                       LEISURE PRODUCTS - 0.9%
        675,000        Mattel, Inc.                                                    $  13,932,000
                                                                                       -------------
                       PHOTOGRAPHIC PRODUCTS - 3.0%
      1,475,000        Imation Corp.*                                                  $  44,382,750
                                                                                       -------------
                       TOTAL CONSUMER DURABLES & APPAREL                               $  99,075,750
                                                                                       -------------
                       HOTELS RESTAURANTS & LEISURE - 3.3%
                       CASINOS & GAMING - 0.8%
      1,000,000        Park Place Entertainment Corp.*                                 $  12,300,000
                                                                                       -------------
                       RESTAURANTS - 2.5%
        400,000        Lone Star Steakhouse & Saloon, Inc.                             $   7,800,000
        400,000        Outback Steakhouse Inc.*                                           14,028,000
        250,000        Tricon Global Restaurants, Inc.*                                   15,765,000
                                                                                       -------------
                                                                                       $  37,593,000
                                                                                       -------------
                       TOTAL HOTELS RESTAURANTS & LEISURE                              $  49,893,000
                                                                                       -------------
                       MEDIA - 1.5%
                       ADVERTISING - 0.8%
        400,000        The Interpublic Group of Companies, Inc.                        $  12,352,000
                                                                                       -------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                                         VALUE
                       BROADCASTING & CABLE TV - 0.7%
        325,000        USA Networks Inc.*                                              $   9,720,750
                                                                                       -------------
                       TOTAL MEDIA                                                     $  22,072,750
                                                                                       -------------
                       RETAILING - 4.5%
                       COMPUTER & ELECTRONICS RETAIL - 0.9%
        450,000        Radioshack Corp.                                                $  14,040,000
                                                                                       -------------
                       DEPARTMENT STORES - 1.3%
        700,000        J.C. Penney Co., Inc.                                           $  15,218,000
        325,000        Saks Holdings, Inc.*                                                4,832,750
                                                                                       -------------
                                                                                       $  20,050,750
                                                                                       -------------
                       SPECIALTY STORES - 2.3%
        624,900        Cole National Corp.                                             $  11,873,100
        550,000        Foot Locker, Inc.*                                                  8,662,500
        775,000        Toys "R" Us, Inc.*                                                 13,384,250
                                                                                       -------------
                                                                                       $  33,919,850
                                                                                       -------------
                       TOTAL RETAILING                                                 $  68,010,600
                                                                                       -------------
                       FOOD & DRUG RETAILING - 4.3%
                       DRUG RETAIL - 1.2%
        550,000        CVS Corp.                                                       $  18,414,000
                                                                                       -------------
                       FOOD RETAIL - 3.1%
        350,000        Albertson's, Inc.                                               $  11,739,000
        525,000        ConAgra, Inc.                                                      12,862,500
        175,000        Hershey Foods Corp.                                                11,900,000
        400,000        Kroger Co.*                                                         9,108,000
                                                                                       -------------
                                                                                       $  45,609,500
                                                                                       -------------
                       TOTAL FOOD & DRUG RETAILING                                     $  64,023,500
                                                                                       -------------
                       HOUSEHOLD & PERSONAL PRODUCTS - 0.5%
                       PERSONAL PRODUCTS - 0.5%
        125,000        Kimberly-Clark Corp.                                            $   8,140,000
                                                                                       -------------
                       TOTAL HOUSEHOLD & PERSONAL PRODUCTS                             $   8,140,000
                                                                                       -------------
                       HEALTH CARE EQUIPMENT & SUPPLIES - 7.2%
                       HEALTH CARE EQUIPMENT - 2.7%
        525,000        Apogent Technologies*                                           $  12,180,000
        200,000        Becton, Dickinson & Co.                                             7,434,000
        350,000        Guidant Corp.*                                                     13,160,000
        375,000        Sybron Dental Specialities*                                         7,387,500
                                                                                       -------------
                                                                                       $  40,161,500
                                                                                       -------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                                         VALUE
                       HEALTH CARE FACILITIES - 3.3%
      1,250,000        Manor Care, Inc.*                                               $  32,050,000
        425,000        Triad Hospitals, Inc.*                                             17,850,000
                                                                                       -------------
                                                                                       $  49,900,000
                                                                                       -------------
                       MANAGED HEALTH CARE - 1.2%
        250,000        Wellpoint Health Networks Inc.*                                 $  18,770,000
                                                                                       -------------
                       TOTAL HEALTH CARE EQUIPMENT & SUPPLIES                          $ 108,831,500
                                                                                       -------------
                       PHARMACEUTICALS & BIOTECHNOLOGY - 1.3%
                       PHARMACEUTICALS - 1.3%
        800,000        Alpharma, Inc.                                                  $  13,680,000
        500,000        IVAX Corp.*                                                         5,900,000
                                                                                       -------------
                                                                                       $  19,580,000
                                                                                       -------------
                       TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                           $  19,580,000
                                                                                       -------------
                       BANKS - 10.6%
        225,000        Astoria Financial Corp.                                         $   7,220,250
        225,000        BB&T Corp.                                                          8,568,000
        295,000        Boston Private Financial Holdings, Inc.                             7,920,750
        600,000        Charter One Financial, Inc.                                        21,228,000
        225,000        Comerica, Inc.                                                     14,141,250
        225,000        Golden State Bancorp, Inc.                                          7,422,750
        325,000        GreenPoint Financial Corp.                                         16,071,250
        425,000        KeyCorp                                                            11,946,750
        250,000        Marshall & Ilsley Corp.                                            15,912,500
        250,000        National City Corp.                                                 7,800,000
        450,000        North Fork Bancorporation, Inc.                                    17,379,000
        275,000        SouthTrust Corp.                                                    7,337,000
        300,000        TCF Financial Corp.                                                15,615,000
                                                                                       -------------
                                                                                       $ 158,562,500
                                                                                       -------------
                       TOTAL BANKS                                                     $ 158,562,500
                                                                                       -------------
                       DIVERSIFIED FINANCIALS - 4.1%
                       CONSUMER FINANCE - 2.1%
        100,000        Countrywide Credit Industries, Inc.                             $   4,605,000
        200,000        The PMI Group, Inc.                                                16,224,000
         30,000        White Mountains Insurance Group Ltd.                               10,755,000
                                                                                       -------------
                                                                                       $  31,584,000
                                                                                       -------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                                         VALUE
                       DIVERSIFIED FINANCIAL SERVICES - 2.0%
        200,000        Ambac Financial Group, Inc.                                     $  12,572,000
        150,000        A.G. Edwards, Inc.                                                  6,138,000
        100,000        SLM Holdings Corp.                                                  9,585,000
        100,000        Stilwell Financial, Inc.                                            2,136,000
                                                                                       -------------
                                                                                       $  30,431,000
                                                                                       -------------
                       TOTAL DIVERSIFIED FINANCIALS                                    $  62,015,000
                                                                                       -------------
                       INSURANCE - 6.5%
                       LIFE & HEALTH INSURANCE - 0.8%
        250,000        Jefferson - Pilot Corp.                                         $  12,520,000
                                                                                       -------------
                       PROPERTY & CASUALTY INSURANCE - 5.7%
        175,000        Ace Ltd.                                                        $   7,616,000
        270,000        Arch Capital Group Ltd.*                                            7,878,600
        200,000        Allmerica Financial Corp.                                           9,982,000
        275,000        MBIA Inc.                                                          14,830,750
        100,200        Markel Corp.*                                                      21,843,600
         75,000        Renaissancere Holdings Ltd.                                         8,790,000
        155,000        XL Capital Ltd.                                                    14,624,250
                                                                                       -------------
                                                                                       $  85,565,200
                                                                                       -------------
                       TOTAL INSURANCE                                                 $  98,085,200
                                                                                       -------------
                       SOFTWARE & SERVICES - 0.3%
                       APPLICATION SOFTWARE - 0.3%
      1,100,000        Parametric Technology Co.*                                      $   4,444,000
                                                                                       -------------
                       TOTAL SOFTWARE & SERVICES                                       $   4,444,000
                                                                                       -------------
                       TECHNOLOGY HARDWARE & DEVELOPMENT - 7.6%
                       COMPUTER HARDWARE - 1.2%
        475,000        NCR Corp.*                                                      $  18,458,500
                                                                                       -------------
                       COMPUTER STORAGE & PERIPHERALS - 1.8%
      1,200,000        Quantum Corp - DLT & Storage Systems*                           $   8,820,000
        900,000        Storage Technology Corp.*                                          18,522,000
                                                                                       -------------
                                                                                       $  27,342,000
                                                                                       -------------
                       ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
        575,000        Waters Corp.*                                                   $  15,496,250
                                                                                       -------------
                       SEMICONDUCTORS - 1.0%
      1,300,000        Atmel Corp.*                                                    $  11,700,000
        160,000        Roxio, Inc.*                                                        3,400,000
                                                                                       -------------
                                                                                       $  15,100,000
                                                                                       -------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                                         VALUE
                       TELECOMMUNICATIONS EQUIPMENT - 2.6%
      1,000,000        Avaya Inc.*                                                    $    6,140,000
        550,000        CommScope, Inc.*                                                    8,734,000
        500,000        Harris Corp.                                                       18,105,000
        600,000        Tellabs, Inc.*                                                      5,094,000
                                                                                      --------------
                                                                                      $   38,073,000
                                                                                      --------------
                       TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT                        $  114,469,750
                                                                                      --------------
                       TELECOMMUNICATION SERVICES - 2.9%
                       INTEGRATED TELECOMMUNICATION SERVICES - 2.9%
        550,000        Alltel Corp.                                                   $   27,225,000
        185,000        Telephone and Data Systems, Inc.                                   15,910,000
                                                                                      --------------
                                                                                      $   43,135,000
                                                                                      --------------
                       TOTAL TELECOMMUNICATION SERVICES                               $   43,135,000
                                                                                      --------------
                       UTILITIES - 4.6%
                       ELECTRIC UTILITIES - 2.0%
        375,000        DPL, Inc.                                                      $    9,757,500
        200,000        DTE Energy Co.                                                      9,068,000
        767,300        Reliant Resources Inc.*                                            11,839,439
                                                                                      --------------
                                                                                      $   30,664,939
                                                                                      --------------
                       GAS UTILITIES - 1.9%
        333,000        KeySpan Energy Corp.                                           $   11,754,900
        900,000        The Williams Co., Inc.                                             17,190,000
                                                                                      --------------
                                                                                      $   28,944,900
                                                                                      --------------
                       MULTI-UTILITIES - 0.7%
        625,000        Aquila. Inc.*                                                  $   10,025,000
                                                                                      --------------
                       TOTAL UTILITIES                                                $   69,634,839
                                                                                      --------------
                       TOTAL COMMON STOCKS
                                                                                      --------------
                       (Cost $1,203,804,381)                                          $1,421,653,638
                                                                                      --------------

   The accompanying notes are an integral part of these financial statements.

PRINCIPAL
AMOUNT                                                                                         VALUE
                       TEMPORARY CASH INVESTMENT - 5.3%
                       REPURCHASE AGREEMENT - 5.3%
$79,500,000            Credit Suisse First Boston Group, Inc., 1.83%, dated
                       5/1/02, repurchase price of $79,500,000, plus
                       accrued interest on 4/30/02 collateralized
                       by $13,764,000 U.S. Treasury Notes, 6.875%,
                       5/15/06, and $62,478,000 U.S. Treasury Notes,
                       5.75%, 8/15/03                                                 $   79,500,000
                                                                                      --------------
                       TOTAL TEMPORARY CASH INVESTMENT
                       (Cost $79,500,000)                                             $   79,500,000
                                                                                      --------------
                       TOTAL INVESTMENT IN SECURITIES AND
                       TEMPORARY CASH INVESTMENT - 100%
                       (Cost $1,283,304,381)(a)                                       $1,501,153,638
                                                                                      --------------
*    Non income producing security.

(a)  At April 30, 2002, the net unrealized gain on investments based on cost for federal income tax purposes of 1,289,129,442 was as follows:

     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                                        $  270,353,229

     Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                                           (58,329,033)
                                                                                      --------------
     Net unrealized gain                                                              $  212,024,196
                                                                                      ==============
     Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2002 aggregated $461,644,165 and $454,955,586, respectively.

   The accompanying notes are an integral part of these financial statements.

BALANCE SHEET 4/30/02 (UNAUDITED)

ASSETS:
  Investment in securities, at value (including temporary cash
      investment of $79,500,000) (cost $1,283,304,381)                              $ 1,501,153,638
  Cash                                                                                       16,191
  Receivables -
      Investment securities sold                                                         15,770,779
      Fund shares sold                                                                    3,301,331
      Dividends, interest and foreign taxes withheld                                        780,401
      Collateral for securities loaned, at fair value                                    26,616,700
  Other                                                                                      96,722
                                                                                    ---------------
        Total assets                                                                $ 1,547,735,762
                                                                                    ---------------
LIABILITIES:
  Payables -
      Investment securities purchased                                               $    19,031,593
      Fund shares repurchased                                                             2,419,110
      Upon return of securities loaned                                                   26,616,700
  Due to affiliates                                                                       2,250,260
  Accrued expenses                                                                          207,782
                                                                                    ---------------
        Total liabilities                                                           $    50,525,445
                                                                                    ---------------
NET ASSETS:
  Paid-in capital                                                                   $ 1,236,875,641
  Accumulated net investment loss                                                        (2,705,221)
  Accumulated undistributed net realized gain on investments                             45,190,640
  Net unrealized gain on investments                                                    217,849,257
                                                                                    ---------------
        Total net assets                                                            $ 1,497,210,317
                                                                                    ===============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $1,078,568,902/52,008,820 shares)                               $         20.74
                                                                                    ===============
  Class B (based on $370,928,484/19,180,333 shares)                                 $         19.34
                                                                                    ===============
  Class C (based on $41,398,561/2,154,236 shares)                                   $         19.22
                                                                                    ===============
  Class Y (based on $6,314,370/300,274 shares)                                      $         21.03
                                                                                    ===============
MAXIMUM OFFERING PRICE:
  Class A                                                                           $         22.01
                                                                                    ===============
  Class C                                                                           $         19.41
                                                                                    ===============

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED 4/30/02

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $9,627)                $ 7,125,214
   Interest                                                               507,819
   Income on securities loaned, net                                         3,161
           Total investment income                                    -----------      $  7,636,194
                                                                                       ------------
EXPENSES:
   Management fees
      Basic fee                                                       $ 4,582,575
      Performance adjustment                                              678,986
   Transfer agent fees
      Class A                                                           1,024,199
      Class B                                                             491,900
      Class C                                                              57,565
      Class Y                                                                 222
   Distribution fees
      Class A                                                           1,247,541
      Class B                                                           1,769,505
      Class C                                                             170,781
   Administrative fees                                                    100,312
   Custodian fees                                                          53,967
   Registration fees                                                       44,326
   Printing                                                               119,198
   Professional fees                                                       32,497
   Fees and expenses of nonaffiliated trustees                             15,906
   Miscellaneous                                                            8,978
      Total expenses                                                  -----------      $ 10,398,458
      Less fees paid indirectly                                                             (57,043)
                                                                                       ------------
      Net expenses                                                                     $ 10,341,415
                                                                                       ------------
           Net investment loss                                                         $ (2,705,221)
                                                                                       ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                                    $ 51,027,601
   Change in net unrealized gain on investments                                         144,542,600
                                                                                       ------------
      Net gain on investments                                                          $195,570,201
                                                                                       ------------
      Net increase in net assets resulting from operations                             $192,864,980
                                                                                       ------------

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED 4/30/02 AND THE YEAR ENDED 10/31/01

                                                                  SIX MONTHS ENDED
                                                                      4/30/02          YEAR ENDED
                                                                    (UNAUDITED)         10/31/01
FROM OPERATIONS:
  Net investment loss                                              $   (2,705,221)   $   (2,556,513)
  Net realized gain on investments                                     51,027,601        91,868,826
  Change in net unrealized gain (loss) on investments                 144,542,600       (68,361,175)
                                                                   --------------    --------------
    Net increase in net assets resulting from operations           $  192,864,980    $   20,951,138
                                                                   --------------    --------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net realized gain:
    Class A ($1.37 and $1.87 per share, respectively)              $  (65,336,549)   $  (83,967,637)
    Class B ($1.37 and $1.87 per share, respectively)                 (24,922,005)      (31,398,813)
    Class C ($1.37 and $1.87 per share, respectively)                  (2,256,740)       (2,293,879)
    Class Y ($1.37 and $1.87 per share, respectively)                    (253,152)         (295,692)
                                                                   --------------    --------------
      Total distributions to shareowners                           $  (92,768,446)   $ (117,956,021)
                                                                   --------------    --------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                                 $  152,382,051    $  228,721,008
  Reinvestment of distributions                                        83,156,918       105,134,522
  Cost of shares repurchased                                         (123,850,386)     (261,180,435)
                                                                   --------------    --------------
    Net increase in net assets resulting from
      fund share transactions                                      $  111,688,583    $   72,675,095
                                                                   --------------    --------------
    Net increase (decrease) in net assets                          $  211,785,117    $  (24,329,788)
NET ASSETS:
  Beginning of period                                               1,285,425,200     1,309,754,988
                                                                   --------------    --------------
  End of period (including accumulated
    net investment loss of ($2,705,221)
    and $0, respectively)                                          $1,497,210,317    $1,285,425,200
                                                                   --------------    --------------

                                      '02 SHARES        '02 AMOUNT
                                      (UNAUDITED)       (UNAUDITED)    '01 SHARES      '01 AMOUNT
CLASS A
Shares sold                             4,882,549      $ 98,073,841      6,963,791    $ 140,618,812
Reinvestment of distributions           3,142,312        60,395,237      4,137,338       77,450,961
Less shares repurchased                (3,777,375)      (75,249,024)    (8,733,508)    (176,725,887)
                                      -----------      ------------   ------------    -------------
    Net increase                        4,247,486      $ 83,220,054      2,367,621    $  41,343,886
                                      ===========      ============   ============    =============
CLASS B
Shares sold                             2,033,754      $ 37,989,830      3,740,487    $  71,817,413
Reinvestment of distributions           1,164,794        20,943,004      1,461,241       25,922,411
Less shares repurchased                (2,261,661)      (42,328,775)    (3,904,574)     (74,477,035)
                                      -----------      ------------   ------------    -------------
    Net increase                          936,887      $ 16,604,059      1,297,154    $  23,262,789
                                      ===========      ============   ============    =============
CLASS C
Shares sold                               743,515      $ 13,799,864        790,395    $  15,085,101
Reinvestment of distributions              88,483         1,581,199         83,053        1,465,883
Less shares repurchased                  (315,417)       (5,794,557)      (475,460)      (8,977,936)
                                      -----------      ------------   ------------    -------------
    Net increase                          516,581      $  9,586,506        397,988    $   7,573,048
                                      ===========      ============   ============    =============
CLASS Y

Shares sold                               125,061      $  2,518,516         58,278    $   1,199,682
Reinvestment of distributions              12,216           237,478         15,672          295,267
Less shares repurchased                   (23,766)         (478,030)       (48,384)        (999,577)
                                      -----------      ------------   ------------    -------------
    Net increase                          113,511      $  2,277,964         25,566    $     495,372
                                      ===========      ============   ============    =============

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 4/30/02

                                                             SIX MONTHS ENDED
                                                                 4/30/02            YEAR ENDED       YEAR ENDED
                                                               (UNAUDITED)           10/31/01         10/31/00
CLASS A
Net asset value, beginning of period                          $       19.29       $       20.83     $       19.90
                                                              =============       =============     =============
Increase (decrease) from investment operations:
   Net investment income (loss)                               $       (0.04)      $       (0.01)    $        0.11
   Net realized and unrealized gain (loss) on investments              2.86                0.34              3.46
                                                              -------------       -------------     -------------
         Net increase (decrease) from investment operations   $        2.82       $        0.33     $        3.57
Distributions to shareowners:
   Net investment income                                                 --                  --                --
   Net realized gain                                                  (1.37)              (1.87)            (2.64)
                                                              -------------       -------------     -------------
Net increase (decrease) in net asset value                    $        1.45       $       (1.54)    $        0.93
                                                              -------------       -------------     -------------
Net asset value, end of period                                $       20.74       $       19.29     $       20.83
                                                              =============       =============     =============
Total return*                                                         15.16%               1.85%            20.00%
Ratio of net expenses to average net assets+                           1.25%**             1.24%             1.13%
Ratio of net investment income (loss) to
   average net assets+                                                (0.17)%**            0.01%             0.27%
Portfolio turnover rate                                                  68%**               95%               70%
Net assets, end of period (in thousands)                      $   1,078,569       $     921,310     $     945,583
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                        1.24%**             1.22%             1.11%
   Net investment income (loss)                                       (0.16)%**            0.03%             0.29%


                                                              YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                               10/31/99          10/31/98          10/31/97
CLASS A
Net asset value, beginning of period                         $       19.02     $       23.23     $       19.85
                                                             =============     =============     =============
Increase (decrease) from investment operations:
   Net investment income (loss)                              $        0.12     $        0.08     $        0.15
   Net realized and unrealized gain (loss) on investments             1.70             (1.94)             4.17
                                                             -------------     -------------     -------------
         Net increase (decrease) from investment operations  $        1.82     $       (1.86)    $        4.32
Distributions to shareowners:
   Net investment income                                             (0.02)            (0.10)            (0.06)
   Net realized gain                                                 (0.92)            (2.25)            (0.88)
                                                             -------------     -------------     -------------
Net increase (decrease) in net asset value                   $        0.88     $       (4.21)    $        3.38
                                                             -------------     -------------     -------------
Net asset value, end of period                               $       19.90     $       19.02     $       23.23
                                                             =============     =============     =============
Total return*                                                        10.02%            (8.74)%           22.67%
Ratio of net expenses to average net assets+                          1.18%             1.08%             1.00%
Ratio of net investment income (loss) to
   average net assets+                                                0.37%             0.33%             0.64%
Portfolio turnover rate                                                 75%               61%               63%
Net assets, end of period (in thousands)                     $   1,067,562     $   1,308,335     $   1,591,655
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                       1.16%             1.07%             0.98%
   Net investment income (loss)                                       0.39%             0.34%             0.66%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

 +   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                                                             SIX MONTHS ENDED
                                                                 4/30/02         YEAR ENDED     YEAR ENDED
                                                               (UNAUDITED)        10/31/01       10/31/00
CLASS B
Net asset value, beginning of period                          $     18.14       $     19.85     $     19.22
                                                              ===========       ===========     ===========
Increase (decrease) from investment operations:
   Net investment loss                                        $     (0.06)      $     (0.10)    $     (0.20)
   Net realized and unrealized gain (loss) on investments            2.63              0.26            3.47
                                                              -----------       -----------     -----------
         Net increase (decrease) from investment operations   $      2.57       $      0.16     $      3.27
Distributions to shareowners:
   Net investment income                                               --                --              --
   Net realized gain                                                (1.37)            (1.87)          (2.64)
                                                              -----------       -----------     -----------
Net increase (decrease) in net asset value                    $      1.20       $     (1.71)    $      0.63
                                                              -----------       -----------     -----------
Net asset value, end of period                                $     19.34       $     18.14     $     19.85
                                                              ===========       ===========     ===========
Total return*                                                       10.72%             1.01%          19.04%
Ratio of net expenses to average net assets+                         2.06%**           2.03%           1.91%
Ratio of net investment loss to average net assets+                 (0.98)%**         (0.78)%         (0.52)%
Portfolio turnover rate                                                68%**             95%             70%
Net assets, end of period (in thousands)                      $   370,928       $   330,926     $   336,301
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                      2.05%**           2.01%           1.90%
   Net investment loss                                              (0.97)%**         (0.76)%         (0.51)%


                                                             YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                              10/31/99        10/31/98        10/31/97
CLASS B
Net asset value, beginning of period                         $     18.52     $     22.73     $     19.53
                                                             ===========     ===========     ===========
Increase (decrease) from investment operations:
   Net investment loss                                       $     (0.18)    $     (0.10)    $     (0.02)
   Net realized and unrealized gain (loss) on investments           1.80           (1.86)           4.10
                                                             -----------     -----------     -----------
         Net increase (decrease) from investment operations  $      1.62     $     (1.96)    $      4.08
Distributions to shareowners:
   Net investment income                                              --              --              --
   Net realized gain                                               (0.92)          (2.25)          (0.88)
                                                             -----------     -----------     -----------
Net increase (decrease) in net asset value                   $      0.70     $     (4.21)    $      3.20
                                                             -----------     -----------     -----------
Net asset value, end of period                               $     19.22     $     18.52     $     22.73
                                                             ===========     ===========     ===========
Total return*                                                       9.17%          (9.42)%         21.70%
Ratio of net expenses to average net assets+                        2.00%           1.85%           1.76%
Ratio of net investment loss to average net assets+                (0.44)%         (0.43)%         (0.12)%
Portfolio turnover rate                                               75%             61%             63%
Net assets, end of period (in thousands)                     $   412,116     $   574,259     $   745,258
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                     1.99%           1.84%           1.75%
   Net investment loss                                             (0.43)%         (0.42)%         (0.11)%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

 +   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                                                            SIX MONTHS ENDED
                                                                4/30/02        YEAR ENDED     YEAR ENDED
                                                              (UNAUDITED)       10/31/01       10/31/00
CLASS C
Net asset value, beginning of period                          $    18.04       $    19.76     $    19.16
                                                              ==========       ==========     ==========
Increase (decrease) from investment operations:
   Net investment income (loss)                               $     0.07       $     0.03     $    (0.26)
   Net realized and unrealized gain (loss) on investments           2.48             0.12           3.50
                                                              ----------       ----------     ----------
         Net increase (decrease) from investment operations   $     2.55       $     0.15     $     3.24
Distributions to shareowners:
   Net investment income                                              --               --             --
   Net realized gain                                               (1.37)           (1.87)         (2.64)
                                                              ----------       ----------     ----------
Net increase (decrease) in net asset value                    $     1.18       $    (1.72)    $     0.60
                                                              ----------       ----------     ----------
Net asset value, end of period                                $    19.22       $    18.04     $    19.76
                                                              ==========       ==========     ==========
Total return*                                                      14.69%            0.96%         18.92%
Ratio of net expenses to average net assets+                        2.12%**          2.11%          2.01%
Ratio of net investment loss to average net assets+                (1.04)%**        (0.86)%        (0.61)%
Portfolio turnover rate                                               68%**            95%            70%
Net assets, end of period (in thousands)                      $   41,399       $   29,547     $   24,495
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                     2.11%**          2.09%          1.98%
   Net investment loss                                             (1.03)%**        (0.84)%        (0.58)%


                                                            YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                             10/31/99       10/31/98      10/31/97(a)

CLASS C
Net asset value, beginning of period                        $    18.49     $    22.69     $    19.53
                                                            ==========     ==========     ==========
Increase (decrease) from investment operations:
   Net investment income (loss)                             $    (0.21)    $    (0.09)    $    (0.03)
   Net realized and unrealized gain (loss) on investments         1.80          (1.86)          4.11
                                                            ----------     ----------     ----------
         Net increase (decrease) from investment operations $     1.59     $    (1.95)    $     4.08
Distributions to shareowners:
   Net investment income                                            --             --          (0.04)
   Net realized gain                                             (0.92)         (2.25)         (0.88)
                                                            ----------     ----------     ----------
Net increase (decrease) in net asset value                  $     0.67     $    (4.20)    $     3.16
                                                            ----------     ----------     ----------
Net asset value, end of period                              $    19.16     $    18.49     $    22.69
                                                            ==========     ==========     ==========
Total return*                                                     9.02%         (9.38)%        21.74%
Ratio of net expenses to average net assets+                      2.09%          1.84%          1.75%
Ratio of net investment loss to average net assets+              (0.52)%        (0.43)%        (0.15)%
Portfolio turnover rate                                             75%            61%            63%
Net assets, end of period (in thousands)                    $   32,373     $   49,842     $   60,211
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                   2.07%          1.83%          1.73%
   Net investment loss                                           (0.50)%        (0.42)%        (0.13)%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

 +   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                                                            SIX MONTHS ENDED
                                                                4/30/02      YEAR ENDED    YEAR ENDED    YEAR ENDED     7/2/98 to
                                                              (UNAUDITED)     10/31/01      10/31/00      10/31/99       10/31/98
CLASS Y
Net asset value, beginning of period                          $   19.50       $   20.94     $   19.91     $   19.06     $   23.00
                                                              =========       =========     =========     =========     =========
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   (0.10)      $    0.07     $    0.20     $    0.19     $    0.04
   Net realized and unrealized gain (loss) on investments          3.00            0.36          3.47          1.72         (3.98)
                                                              ---------       ---------     ---------     ---------     ---------
         Net increase (decrease) from investment operations   $    2.90       $    0.43     $    3.67     $    1.91     $   (3.94)
Distributions to shareowners:
   Net investment income                                      $      --       $      --     $      --     $   (0.14)    $      --
   Net realized gain                                              (1.37)          (1.87)        (2.64)        (0.92)           --
                                                              ---------       ---------     ---------     ---------     ---------
Net increase (decrease) in net asset value                    $    1.53       $   (1.44)    $    1.03     $    0.85     $   (3.94)
                                                              ---------       ---------     ---------     ---------     ---------
Net asset value, end of period                                $   21.03       $   19.50     $   20.94     $   19.91     $   19.06
                                                              =========       =========     =========     =========     =========
Total return*                                                     15.43%           2.36%        20.56%        10.54%       (17.13)%
Ratio of net expenses to average net assets+                       0.82%**         0.76%         0.63%         0.66%         0.79%**
Ratio of net investment income to average net assets+              0.25%**         0.49%         0.77%         0.88%         0.68%**
Portfolio turnover rate                                              68%**           95%           70%           75%           61%
Net assets, end of period (in thousands)                      $   6,314       $   3,642     $   3,376     $   3,976     $   3,993
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                    0.81%**         0.75%         0.61%         0.65%         0.78%**
   Net investment income                                           0.26%**         0.50%         0.79%         0.89%         0.69%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

 +   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 4/30/02 (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Mid Cap Value Fund (the Fund), is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shareowners.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   FEDERAL INCOME TAXES

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C.   FUND SHARES

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $175,768 in underwriting commissions on the sale of fund shares during the six months ended April 30, 2002.

D.   CLASS ALLOCATIONS

     Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B, Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time, on the same day, and in the same amount, except that Class A, Class B, Class C and Class Y shares bear different transfer agent and distribution fees.

E.   SECURITIES LENDING

     The Fund loans securities in its Portfolio to certain brokers, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned and gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end are disclosed on the balance sheet. As of April 30, 2002, the Fund loaned securities having a fair value of approximately $25,666,746 and received collateral of $26,616,700 for the loan.

F.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM, the Fund's investment advisor, manages the Fund's portfolio and is a majority owned indirect subsidiary of Unicredito Italiano. PIM receives a basic fee that is calculated at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; and 0.625% of the excess over $1 billion. Effective May 1, 2001, the basic fee became subject to a performance adjustment up to a maximum of +/- 0.10% based on the Fund's investment performance as compared with the Lipper Growth Funds Index. For the six months ended April 30, 2002, the aggregate performance adjustment resulted in an increase to the basic fee of $678,986. The management fee was equivalent to 0.75% of the average daily net assets for the period.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 2002, $1,070,099 was payable to PIM related to management fees, administrative fees and certain others services.

3.   TRANSFER AGENT

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $553,548 in transfer agent fees payable to PIMSS at April 30, 2002.

4.   DISTRIBUTION PLANS

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $626,613 in distribution fees payable to PFD at April 30, 2002.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2002, CDSCs in the amount of $132,902 were paid to PFD.

5.   EXPENSE OFFSETS

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 2002, the Fund's expenses were reduced by $57,043 under such arrangements.

6.   LINE OF CREDIT FACILITY

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended April 30, 2002, the Fund had no borrowings under this agreement.

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

TRUSTEES
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Daniel T. Geraci
Margaret B.W. Graham
Marguerite A. Piret
Stephen K. West
John Winthrop

OFFICERS
John F. Cogan, Jr., President
Daniel T. Geraci, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS
UNITED STATES
Pioneer Core Equity Fund***
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund+
Pioneer Mid Cap Value Fund
Pioneer Small Company Fund
Pioneer Small Cap Value Fund++

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer International Equity Fund**
   (formerly Pioneer World Equity Fund)
Pioneer International Value Fund**
   (formerly Pioneer International Growth Fund)

SECTOR FUNDS
Pioneer Real Estate Shares
Pioneer Science &Technology Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity Income Fund
Pioneer Value Fund (formerly Pioneer II)

INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax Free Income Fund

MONEY MARKET FUND
Pioneer Cash Reserves Fund*




* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

**     Name change effective July 30, 2001.

***    Formerly Pioneer Tax Managed Fund. Name change effective May 1, 2002.

+      Name change effective September 21, 2001.

++     Name change effective September 6, 2001.

Note: Pioneer Indo-Asia Fund merged into Pioneer Emerging Markets Fund on September 28, 2001. Pioneer Limited Maturity Bond Fund merged into Pioneer Bond Fund on September 28, 2001.

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

INDIVIDUAL RETIREMENT ACCOUNT (IRAS)

TRADITIONAL IRA*

For anyone under age 70 1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

ROTH IRA*

Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

EMPLOYER-SPONSORED PLANS

UNI-K PLAN*

A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(K) PLAN*

Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA PLAN*

The Savings Incentive Match Plan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

403(B) PLAN*

Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA

The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

PROFIT SHARING PLAN

Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

AGE-BASED PROFIT SHARING PLAN

Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

MONEY PURCHASE PENSION PLAN (MPP)

Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

DEFINED BENEFIT PENSION PLAN

Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.




Most retirement plan withdrawals must meet specific conditions to avoid penalties.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

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PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FACTFONE(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

6-MONTH REINSTATEMENT PRIVILEGE (FOR CLASS A AND CLASS B SHARES)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

INVESTOMATIC PLAN

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

PAYROLL INVESTMENT PROGRAM (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You

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specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

AUTOMATIC EXCHANGE PROGRAM

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

DIRECTED DIVIDENDS

Lets you invest cash DIVIDENDS from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

DIRECT DEPOSIT

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

SYSTEMATIC WITHDRAWAL PLAN (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You can also authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

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                           THIS PAGE FOR YOUR NOTES.




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                           THIS PAGE FOR YOUR NOTES.




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HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts, new accounts, prospectuses,
applications and service forms                                    1-800-225-6292

FACTFONE(SM) for automated fund yields, prices, account information and
transactions                                                      1-800-225-4321

RETIREMENT PLANS INFORMATION                                      1-800-622-0176
TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                      1-800-225-1997

WRITE TO US:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

OUR TOLL-FREE FAX                                                 1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                         www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.




[PIONEER INVESTMENTS(R) LOGO]

PIONEER INVESTMENT MANAGEMENT, INC.
60 STATE STREET                                                   11859-00-0602
BOSTON, MASSACHUSETTS 02109             (C) 2002 PIONEER FUNDS DISTRIBUTOR, INC.
www.pioneerfunds.com                         UNDERWRITER OF PIONEER MUTUAL FUNDS
                                     [RECYCLED SYMBOL] PRINTED ON RECYCLED PAPER